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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 26, 2000
                                                         ------------------



                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)



   Delaware                           1-4174                     73-0569878
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(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
                                   incorporation)



One Williams Center, Tulsa, Oklahoma                                 74172
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(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On December 26, 2000, The Williams Companies, Inc., (the "Company") announced that it expects consolidated fourth quarter financial results to substantially exceed the current First Call estimate of 17 cents per share.

         On January 3, 2001, the Company announced that expanding earnings capacity in marketing and trading combined with the growth of its other energy businesses should enable it to meet or exceed Wall Street's 2001 estimates of $1.26 per share for consolidated and $1.73 per share for energy-only results.

Item 7. Financial Statements and Exhibits.

           The Company files the following exhibits as part of this report:

           Exhibit 99.(a) Copy of the Company's press release, dated December
                          26, 2000, publicly announcing the information reported herein; and

           Exhibit 99.(b) Copy of the Company's press release, dated January
                          3, 2001, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE WILLIAMS COMPANIES, INC.

Date: January 5, 2001           /s/ William G. von Glahn
                                ------------------------------------------------
                                Name: Williams G. von Glahn
                                Title: Senior Vice President and General Counsel

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                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------
     99.(a)                Copy of the Company's News Release, dated December
                           26, 2000, publicly announcing the information
                           reported herein.

     99.(b)                Copy of the Company's News Release, dated January 3,
                           2001, publicly announcing the information reported herein.